SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)    September 7, 2004

AIRTRAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	1-15991	58-2189551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9955 AirTran Boulevard, Orlando, Florida	32827
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 251-5600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 7, 2004, AirTran Airways, Inc., a subsidiary of AirTran Holdings, Inc. issued the following press release attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements: None
(b)	Pro Forma Financial Statements: None
(c)	Exhibits. The following exhibits are furnished with this Report:

99.1 – Press Release of the Registrant (September 7, 2004)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AIRTRAN HOLDINGS, INC.

By:	/S/ RICHARD P. MAGURNO
Richard P. Magurno, Senior Vice President and General Counsel

Dated: September 7, 2004

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release of the Registrant (September 7, 2004)

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